SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K/A

                         (Amendment 1, July 25, 1997)


                Current Report Pursuant to Section 12 or 15(d)
                    of the Securities Exchange Act of 1934




        Date of Report (date of earliest event reported): May 19, 1997



                         RED OAK HEREFORD FARMS, INC.
                      _________________________________
            (Exact Name of Registrant as Specified in its Charter)





     NEVADA              33-89714            84-1120614
     _______             _________           __________
     (State or Other     (Commission         (Employer
     Jurisdiction)       File Number)        Identification
                                             Number




                   2010 Commerce Drive, Red Oak, Iowa 51566
                 ____________________________________________
                   (Address of Principal Executive Offices)




      Registrant's Telephone Number, including Area Code: (712) 623-9224

ITEM 2.   ACQUISITION AND DISPOSITION OF ASSETS

     On May 19, 1997, the board of directors of the Company approved an Agreement to Exchange Stock pursuant to which the Company issued 1,538,462 restricted common shares of the Company in exchange for all of the issued and outstanding shares of Midland Cattle Company, Inc., an Iowa corporation ("Midland").

     Started in 1985, Midland Cattle Company, as an Iowa joint venture, Midland reorganized on May 19, 1997 as a corporation formed under the laws of the state of Iowa. Midland has three shareholders, Gordon Reisinger, Charles Kolbe and John Derner. The three Midland shareholders are also directors of the Company. Prior to the exchange of stock, the Company contracted with Midland for beef supply and brokerage services.

     Midland is in the cattle brokerage business, supplying area feedlots with
feeder cattle and actively marketing fed cattle.   Midland's operations include
acting as a broker for individuals and organizations looking to buy or sell cattle and Midland may purchase cattle short or long to cover customer requirements. Consequently, some of the cattle are owned by Midland and carried as inventory until a buyer is found.

     Midland currently leases a feedlot in Red Oak, Iowa and owns the buildings, equipment and vehicles located on the feedlot. Including leasehold improvements, Midland's property and equipment have a book value of approximately $878,959 as of March 31, 1997.

     The Company intends that Midland's current operations shall continue.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Business Acquired

          The audited financial statements of Midland Cattle Company, Inc., for year ended December 31, 1996 and unaudited balance sheet and income statements for the period January 1, 1997 through March 31, 1997.

     (b) Pro Forma Financial Information

          As of the original date of filing of this Current Report on Form 8-K, it was impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with
          Item 7(b) of Form 8-K, such financial statements are now filed by amendment to this Form 8-K.

          The following unaudited pro forma condensed consolidated financial statements are filed with this amended report:

     Midland Cattle Company:
     _________________________
     Condensed Balance Sheetsas of March 31, 1997 and 1996
     Condensed Statements of Operations for three months ended March 31, 1997 and 1996 Condensed Statements of Cash Flows for three months ended March 31, 1997 and 1996.

     Red Oak Hereford Farms, Inc.:
     ______________________________
     Pro Forma Consolidated Condensed Financial Statements for March 31, 1997 and 1996

     The unaudited pro forma condensed consolidated financial statements have been prepared by Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunctins with the historical financial statements and related notes of Registrant.

     (c) Exhibits

     No.       Description

     2.1       Agreement to Exchange Stock


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RED OAK HEREFORD FARMS, INC.

Date: July 25, 1997
                                   By: /s/ Gordon Reisinger
                                       ___________________________
                                       Gordon Reisinger
                                       President and Chief Accounting Officer
                             MIDLAND CATTLE COMPANY

                       CONDENSED BALANCE SHEETS - Page 1

                            MARCH 31, 1997 AND 1996

                                  (Unaudited)


                                     ASSETS


                                                      1997            1996
                                               -------------  -------------
CURRENT ASSETS
  Accounts receivable                           $ 3,147,517    $ 2,501,412
  Inventory                                         258,160        615,573
  Prepaid expenses and other assets                  64,725         17,861
                                               -------------  -------------
     Total Current Assets                         3,470,402      3,134,846

PROPERTY AND EQUIPMENT, At cost
  Buildings                                         216,500        216,500
  Vehicles and equipment                             57,920         57,920
                                               -------------  -------------
                                                    274,420        274,420

  Less:  Accumulated depreciation                   116,458         95,137
                                               -------------  -------------
                                                    157,962        179,283
                                               -------------  -------------
TOTAL ASSETS                                    $ 3,628,364    $ 3,314,129
                                               =============  =============


See Note to Condensed Financial Statements
                             MIDLAND CATTLE COMPANY

                       CONDENSED BALANCE SHEETS - Page 2

                            MARCH 31, 1997 AND 1996

                                  (Unaudited)

                        LIABILITIES AND PARTNERS' EQUITY

                                                       1997           1996
                                               -------------  -------------
CURRENT LIABILITIES
  Accounts payable                              $   739,499    $   291,584
  Accrued expenses                                   20,943         28,748
  Checks outstanding in excess
   of bank balance                                  618,629        462,651
  Notes payable - Bank                            1,371,617      1,863,588
                                               -------------  -------------
     Total Current Liabilities                    2,750,688      2,646,571


PARTNERS' EQUITY                                    877,676        667,558
                                               -------------  -------------
TOTAL LIABILITIES AND
PARTNERS' EQUITY                                $ 3,628,364    $ 3,314,129
                                               =============  =============


See Note to Condensed Financial Statements
                             MIDLAND CATTLE COMPANY

                       CONDENSED STATEMENTS OF OPERATIONS

                   THREE MONTHS ENDED MARCH 31, 1997 AND 1996

                                  (Unaudited)


                                                       1997           1996
                                               -------------  -------------

NET SALES                                       $19,085,532    $13,689,456

COST OF GOODS SOLD                               18,673,922     13,585,243
                                               -------------  -------------
GROSS PROFIT                                        411,610        104,213

OPERATING EXPENSES                                  258,572        275,181
                                               -------------  -------------
INCOME (LOSS) FROM OPERATIONS                       153,038       (170,968)

OTHER EXPENSE Interest                               93,636         65,781
                                               -------------  -------------
NET INCOME (LOSS)                               $    59,402    $  (236,749)
                                               =============  =============


See Note to Condensed Financial Statements
                             MIDLAND CATTLE COMPANY

                       CONDENSED STATEMENTS OF CASH FLOWS

                   THREE MONTHS ENDED MARCH 31, 1997 AND 1996

                                  (Unaudited)

                                                       1997           1996
                                               -------------  -------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                $   59,402   $   (236,749)
Items not requiring cash:
  Depreciation and amortization                       4,700          4,700
Changes in:
  Accounts receivable                              (849,142)    (1,033,153)
  Inventories                                      (153,221)      (572,570)
  Prepaid expenses and other assets                 (15,458)        16,137
  Accounts payable and accrued expenses             313,195         69,021
                                               -------------  -------------
     Net cash used in operating
     activities                                    (640,524)    (1,752,614)
                                               -------------  -------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Capital distributions                             (60,464)       (50,000)
  Advance from line of credit                       664,391      1,339,963
  Increase in checks outstanding
     in excess of bank balance                       36,597         62,651
                                               -------------  -------------
     Net cash provided by financing
     activities                                     640,524      1,752,614
                                               -------------  -------------
INCREASE (DECREASE) IN CASH                             -              -
CASH, BEGINNING OF PERIOD                               -              -
                                               -------------  -------------
CASH, END OF PERIOD                                     -              -
                                               =============  =============



See Note to Condensed Financial Statements
                             MIDLAND CATTLE COMPANY

               NOTE TO CONDENSED FINANCIAL STATEMENTS (Unaudited)

                            MARCH 31, 1997 and 1996



     Midland Cattle Company (Midland) was formed November 9, 1987 as a joint venture. Midland's operations consist of buying and selling feeder cattle in wholesale markets. Feeder cattle are sold and unsecured credit is extended ordinarily to feedlots in the Midwest and Southwest United States.

     Midland reorganized on May 19, 1997 as an Iowa corporation and all of the issued and outstanding shares of stock were exchanged for 1,538,462 restricted common shares of Red Oak Hereford Farms, Inc.

     The condensed financial statements do not include all footnotes and certain financial information normally presented annually under generally accepted accounting principles and, therefore, should be read in conjunction with Midland's December 31, 1996 financials included elsewhere in this Form 8-K. Accounting measurements at interim dates inherently involve greater reliance on estimates than at year-end. The results of operations for the three months ended March 31, 1997 are not necessarily indicative of results that can be expected for the full year.

     The condensed financial statements included herein are unaudited; however, they contain all adjustments (consisting of normal accruals) which, in the opinion of Midland, are necessary to present fairly its financial position at March 31, 1997 and its results of operations and cash flows for the three months ended March 31, 1997 and 1996.


See Note to Condensed Financial Statements
                          RED OAK HEREFORD FARMS, INC.

             PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                  (Unaudited)

                            MARCH 31, 1997 AND 1996


Red Oak Hereford Farms, Inc. (Red Oak) acquired Midland Cattle Company, Inc. (Midland) on May 19, 1997, which acquisition was accounted for in a manner similar to pooling of interest. The following unaudited pro forma consolidated balance sheet gives effect to the acquisition as if it were consummated on March 31, 1997.

The following pro forma consolidated statements of operations for the three months ended March 31, 1997 and 1996, and year ended December 31, 1996, set forth the results of operations of Midland with the results of operations of Red Oak as if the acquisition had occurred as of the first day of the period presented.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the accompanying Note to the Pro Forma Condensed Consolidated Financial Statements and with the historical Financial Statements of Red Oak and Midland. The historical interim financial information for the three months ended March 31, 1997 and 1996, used as a basis for the pro forma condensed consolidated financial statements, include all necessary adjustments which, in management's opinion, are necessary to present the data fairly. These pro forma condensed consolidated financial statements may not be indicative of the results of operations that actually would have occurred if the completed and proposed mergers had been consummated on the dates assumed above or of the results of operations that may be achieved in the future.


See Note to Condensed Consolidated Financial Statements

                      RED OAK HEREFORD FARMS, INC.

            PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET - Page 1

                                 MARCH 31, 1997

                                  (Unaudited)


                                     ASSETS

                                                    Midland
                                       Red Oak       Cattle                Pro Forma
                                      Hereford     Company,     Adjust-    Consolid-
                                         Farms         Inc.       ments         ated
                                    -----------  ----------- -----------  -----------
CURRENT ASSETS
 Cash                               $    4,290   $      -                 $    4,290
 Accounts receivable                 1,049,126    3,147,517                4,196,643
 Inventory                           1,257,492      258,160                1,515,652
 Prepaid expenses
  and other assets                      35,346       64,725                  100,071
                                    -----------  -----------              -----------
  Total Current Assets               2,346,254    3,470,402                5,816,656

PROPERTY AND EQUIPMENT, At cost
 Buildings and leasehold
  improvements                          65,345      216,500                  281,845
 Vehicles and equipment                122,107       57,920                  180,027
                                    -----------  -----------              -----------
                                       187,452      274,420                  461,872

 Less:  Accumulated
 depreciation                          (58,936)    (116,458)                (175,394)
                                    -----------  -----------              -----------
                                       128,516      157,962                  286,478
                                    -----------  -----------              -----------
OTHER ASSETS                            61,414          -                     61,414
                                    -----------  -----------              -----------
TOTAL ASSETS                        $2,536,184   $3,628,364               $6,164,548


See Note to Condensed Consolidated Financial Statements
                          RED OAK HEREFORD FARMS, INC.

            PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET - Page 2

                                 MARCH 31, 1997

                                  (Unaudited)

                             LIABILITIES AND EQUITY

                                                    Midland
                                       Red Oak       Cattle                Pro Forma
                                      Hereford     Company,     Adjust-     Consolid-
                                         Farms         Inc.       ments         ated
                                    -----------  ----------- -----------  -----------
CURRENT LIABILITIES
 Accounts payable                    $ 105,424    $ 739,499                $ 844,923
 Accounts payable -
  related parties                       19,075                                19,075
 Accrued expenses                       79,126       20,943                  100,069
 Checks outstanding in
  excess of bank balance                            618,629                  618,629
 Notes payable - Bank                  454,322    1,371,617                1,825,939
 Notes payable - Other                 125,000                               125,000
 Current maturities of
  long-term debt                     1,013,685                                            1,013,685
                                    -----------  -----------              -----------
  Total Current Liabilities          1,796,632    2,750,688                4,547,320
                                    -----------  -----------              -----------
LONG-TERM LIABILITIES
 Notes payable                         477,647                               477,647
 Deferred income                       300,000                               300,000
 Deferred payables                                           $1,000,000    1,000,000
                                    -----------  ----------- -----------  -----------
  Total Long-Term Liabilities          777,647            0   1,000,000    1,777,647
                                    -----------  ----------- -----------  -----------
TOTAL LIABILITIES                    2,574,279    2,750,688   1,000,000    6,324,967
                                    -----------  ----------- -----------  -----------
EQUITY
 Common stock                           11,234        1,538                   12,772
 Additional paid-in capital            186,968      876,138  (1,000,000)      63,106
 Retained earnings (deficit)          (236,297)                             (236,297)
                                    -----------  ----------- -----------  -----------
  Total Equity                         (38,095)     877,676  (1,000,000)    (160,419)
                                    -----------  ----------- -----------  -----------
TOTAL LIABILITIES AND EQUITY        $2,536,184   $3,628,364  $        0   $6,164,548
                                    ===========  =========== ===========  ===========


See Note to Proforma Condensed Consolidated Financial Statements
                          RED OAK HEREFORD FARMS, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                        FOR QUARTER ENDED MARCH 31, 1997

                                  (Unaudited)

                                                    Midland
                                       Red Oak       Cattle
                                      Hereford     Company,     Adjust-     Consolid-
                                         Farms         Inc.      ments         ated
                                    -----------  ----------- -----------  -----------
NET SALES                           $ 8,464,897  $19,085,532  $(155,963)  $27,394,466
                                    -----------  ----------- -----------  -----------
COST OF GOODS SOLD                    8,917,106   18,673,922   (155,963)   27,435,065
                                    -----------  ----------- -----------  -----------
GROSS PROFIT                          (452,209)      411,610           0     (40,599)
OPERATING EXPENSES                      253,959                  258,573                          512,532
                                    -----------  ----------- -----------  -----------
OPERATING INCOME (LOSS)               (706,168)      153,037           0    (553,131)

OTHER EXPENSE
 Interest expense - net                  48,674                   93,635                          142,309
                                    -----------  ----------- -----------  -----------
NET INCOME (LOSS)                   $ (754,842)  $    59,402 $         0  $ (695,440)
                                    ===========  =========== ===========  ===========


See Note to Proforma Condensed Consolidated Financial Statements
                          RED OAK HEREFORD FARMS, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                        FOR QUARTER ENDED MARCH 31, 1996

                                  (Unaudited)

                                                    Midland
                                       Red Oak       Cattle                 Pro Forma
                                      Hereford     Company,     Adjust-     Consolid-
                                         Farms         Inc.       ments         ated
                                    -----------  ----------- -----------  -----------

NET SALES                           $13,256,570  $13,689,456  $(361,679)  $26,584,347
COST OF GOODS SOLD                   13,790,622   13,585,243   (361,679)   27,014,186
                                    -----------  ----------- -----------  -----------
GROSS PROFIT (LOSS)                   (534,052)      104,213           0    (429,839)
OPERATING EXPENSES                      235,852                  275,181                          511,033
                                    -----------  ----------- -----------  -----------
OPERATING INCOME (LOSS)               (769,904)    (170,968)           0    (940,872)

OTHER EXPENSE

 Interest expense - net                  30,751                   65,781                           96,532
                                    -----------  ----------- -----------  -----------
NET LOSS                            $ (800,655)  $ (236,749) $         0 $(1,037,404)


See Note to Proforma Condensed Consolidated Financial Statements
                          RED OAK HEREFORD FARMS, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                  (Unaudited)


                                                    Midland
                                       Red Oak       Cattle
                                      Hereford     Company,     Adjust-    Consolid-
                                         Farms         Inc.       ments         ated
                                    -----------  ----------- -----------  -----------

NET SALES                           $60,366,258  $65,078,680$(2,432,128) $123,012,810
COST OF GOODS SOLD                   61,932,112   63,836,380              (2,432,128)    123,336,364
                                    -----------  ----------- -----------  -----------
GROSS PROFIT (LOSS)                 (1,565,854)    1,242,300           0    (323,554)

OPERATING EXPENSES                    1,074,859    1,150,633                               2,225,492
                                    -----------  ----------- -----------  -----------
OPERATING INCOME (LOSS)             (2,640,713)       91,667           0  (2,549,046)

OTHER EXPENSE

 Interest expense - net                 194,145                  164,736                             358,881
                                    -----------  ----------- -----------  -----------
NET LOSS                           $(2,834,858)  $  (73,069) $         0 $(2,907,927)
                                    ===========  =========== ===========  ===========



See Note to Proforma Condensed Consolidated Financial Statements

                          RED OAK HEREFORD FARMS, INC.

                   NOTE TO PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS (Unaudited)

                                 1997 AND 1996



On May 19, 1997, the Board of Directors of Red Oak Hereford Farms approved an agreement to exchange stock pursuant to which the Company issued 1,538,462 restricted $.001 per share common shares of the Company in exchange for all of the issued and outstanding shares of Midland Cattle Company, Inc., an Iowa corporation, whose operations consist of buying and selling feeder cattle in wholesale markets.

As part of the acquisition of Midland Cattle Company, the Company has entered into an agreement with the former owners of Midland Cattle Co. This agreement calls for the Company to annually pay the former owners one-quarter of Midland Cattle's profit up to an aggregate of $1,000,000. The liability for this agreement has been reflected on the unaudited pro forma condensed consolidated balance sheet. Intercompany sales have also been eliminated in the unaudited pro forma condensed consolidated statement of operations.


See Note To Proforma Condensed Consolidated Financial Statements